UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2008

STANLEY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33083	11-3658790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3101 Wilson Boulevard, Suite 700
Arlington, Virginia	22201
(Address of Principal Executive Offices)	(Zip Code)

(703) 684-1125

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   Completion of Acquisition or Disposition of Assets

EXPLANATORY NOTE

On July 15, 2008, Stanley, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of Oberon Associates, Inc. (“Oberon”), an engineering, intelligence operations and information technology services company. The acquisition was consummated pursuant to an Agreement and Plan of Merger, dated June 10, 2008 (the “Merger Agreement”), by and among the Company, Oberon, Omaha Acquisition Corporation, a newly-formed and wholly-owned subsidiary of the Company (“Merger Sub”), and certain shareholders of Oberon. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Oberon, with Oberon continuing as the surviving corporation and as the Company’s wholly-owned subsidiary.

Also on July 15, 2008, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the Acquisition.  The purpose of this Amendment No. 1 to the Initial 8-K is to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were omitted from the Initial 8-K pursuant to paragraphs (a)(4) and (b)(2), respectively, of Item 9.01 of Form 8-K.

The Company hereby amends and restates Item 9.01 of the Initial 8-K to read in its entirety as follows:

ITEM 9.01   Financial Statements and Exhibits

(a)                               Financial Statements of Business Acquired.

Attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated herein by reference, are the required audited financial statements of Oberon for the fiscal years ended June 30, 2008 and 2007, and the notes related thereto, and the audited financial statements of Oberon for the fiscal years ended June 30, 2007 and 2006, and the notes related thereto.

(b)                               Pro forma Financial Information.

Attached hereto as Exhibit 99.4, and incorporated herein by reference, is the required unaudited pro forma consolidated financial information of the Company as of, and for the three months ended, June 27, 2008 and for the fiscal year ended March 31, 2008, and the notes related thereto.

(c)                                Not applicable.

(d)                               Exhibits.

23.1	Consent of Argy, Wiltse & Robinson, P.C.
99.1	Press Release, dated July 15, 2008 (previously filed).
99.2	Audited financial statements of Oberon Associates, Inc. for the fiscal years ended June 30, 2008 and 2007, and the notes related thereto.
99.3	Audited financial statements of Oberon Associates, Inc. for the fiscal years ended June 30, 2007 and 2006, and the notes related thereto.
99.4

Unaudited pro forma condensed consolidated financial information of Stanley, Inc. as of, and for the three months ended, June 27, 2008 and for the fiscal year ended March 31, 2008, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY, INC.

Date: September 26, 2008	By:	/s/ Brian J. Clark
		Name:	Brian J. Clark
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Argy, Wiltse & Robinson, P.C.
99.1	Press Release, dated July 15, 2008 (previously filed).
99.2	Audited financial statements of Oberon Associates, Inc. for the fiscal years ended June 30, 2008 and 2007, and the notes related thereto.
99.3	Audited financial statements of Oberon Associates, Inc. for the fiscal years ended June 30, 2007 and 2006, and the notes related thereto.
99.4

Unaudited pro forma condensed consolidated financial information of Stanley, Inc. as of, and for the three months ended, June 27, 2008 and for the fiscal year ended March 31, 2008, and the notes related thereto.